SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 02/25/97
                        (Date of earliest event reported)


                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     JP Morgan Commercial Mortgage Finance Corp.
                Commercial Mortgage Pass-Through Series 1995-C1
                                  (Registrant)

Date:  02/25/97

  By:
  Name David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee




J. P. Morgan Commercial Mortgage Finance Corp.
Mortgage Pass-Through Certificates
Series 1995-C1
B168

Report to Certificateholders for Payment Date:            February 25, 1997
Payment Summary

           Beginning          Certificate       Interest          Principal         Interest          Ending
Class      Factor             Rate              Type              Distribution      Distribution      Factor
A1         0.96317            0.07268890        Variable          2.14519           5.83429           0.96102
A1X*       0.00000            0.01780000        Fixed             0.00000           1.48333           0.00000
A2         1.00000            0.07398890        Variable          0.00000           6.16574           1.00000
A2X*       0.00000            0.01650000        Fixed             0.00000           1.37500           0.00000
B          1.00000            0.07618890        Variable          0.00000           6.34908           1.00000
C          1.00000            0.07798890        Variable          0.00000           6.49907           1.00000
D          1.00000            0.08228890        Variable          0.00000           6.85741           1.00000
DX*        0.00000            0.01212354        Variable          0.00000           1.01029           0.00000
E          1.00000            0.09048890        Variable          0.00000           7.54074           1.00000
F          1.00000            0.09048890        Variable          0.00000           7.54074           1.00000
G          1.00000            0.09048890        Variable          0.00000           7.54074           1.00000
NR         1.00000            0.09048890        Variable          0.00000           7.54074           1.00000
R-I        0.00000            0.00000000        N/A               0.00000           0.00000           0.00000
R-II       0.00000            0.00000000        N/A               0.00000           0.00000           0.00000

Class DX Components
DX-B*      0.00000            0.01430000        Fixed             0.00000           0.42058           0.00000
DX-C*      0.00000            0.01250000        Fixed             0.00000           0.42893           0.00000
DX-D*      0.00000            0.00820000        Fixed             0.00000           0.16078           0.00000
* Notional Class



           Principal          Principal         Interest          Interest          Total
Class      Payable            Adjustments       Payable           Adjustments       Payable
Regular
A1         180,614.64         0.00              491,218.24        0.00              671,832.88
A1X*       0.00               0.00              120,289.13        0.00              120,289.13
A2         0.00               0.00              192,093.68        0.00              192,093.68
A2X*       0.00               0.00              42,838.13         0.00              42,838.13
B          0.00               0.00              65,579.60         0.00              65,579.60
C          0.00               0.00              78,320.35         0.00              78,320.35
D          0.00               0.00              47,220.11         0.00              47,220.11
DX*        0.00               0.00              29,567.29         0.00              29,567.29
E          0.00               0.00              58,418.13         0.00              58,418.13
F          0.00               0.00              58,418.13         0.00              58,418.13
G          0.00               0.00              51,925.55         0.00              51,925.55
NR         0.00               0.00              38,975.33         0.00              38,975.33
R-I        0.00               0.00              0.00              0.00              0.00
R-II       0.00               0.00              0.00              0.00              0.00
Total      180,614.64         0.00              1,274,863.67      0.00              1,455,478.31

Class DX Components
DX-B*      0.00               0.00              12,308.73         0.00              12,308.73
DX-C*      0.00               0.00              12,553.13         0.00              12,553.13
DX-D*      0.00               0.00              4,705.43          0.00              4,705.43
* Notional Class

Other Information
                                                Current           Unreimbursed

Principal and Interest Advances                 476,870.80        476,870.80
           Principal Portion                    61,236.08         61,236.08
           Interest Portion                     415,634.72        415,634.72

Servicing Advances                              67,415.78         67,415.78


Interest on Advances                                              258.37

Primary Servicing Fee                                             17,610.65
Master Servicing Fee                                              7,044.29
Special Servicing Fee                                             1,318.17

                              Scheduled         Unscheduled
                              Principal         Principal           Distribution
           Beginning          Distribution      Distribution        Certificate      Ending
Class      Balance            Amount            Amount              Principal        Balance
A1         81,093,795.97      180,614.64        0.00                180,614.64       80,913,181.33
A1X*       81,093,795.97      0.00              0.00                0.00             80,913,181.33
A2         31,155,000.00      0.00              0.00                0.00             31,155,000.00
A2X*       31,155,000.00      0.00              0.00                0.00             31,155,000.00
B          10,329,000.00      0.00              0.00                0.00             10,329,000.00
C          12,051,000.00      0.00              0.00                0.00             12,051,000.00
D          6,886,000.00       0.00              0.00                0.00             6,886,000.00
DX*        29,266,000.00      0.00              0.00                0.00             29,266,000.00
E          7,747,000.00       0.00              0.00                0.00             7,747,000.00
F          7,747,000.00       0.00              0.00                0.00             7,747,000.00
G          6,886,000.00       0.00              0.00                0.00             6,886,000.00
NR         5,168,634.00       0.00              0.00                0.00             5,168,634.00
R-I        0.00               0.00              0.00                0.00             0.00
R-II       0.00               0.00              0.00                0.00             0.00
Total      169,063,429.97     180,614.64        0.00                180,614.64       168,882,815.33

Class DX Components
DX-B*      10,329,000.00      0.00              0.00                0.00             10,329,000.00
DX-C*      12,051,000.00      0.00              0.00                0.00             12,051,000.00
DX-D*      6,886,000.00       0.00              0.00                0.00             6,886,000.00
* Notional Class



                                                               Collateral             Distrib
                                                               Value                  Cert         Unpaid
           Accrued            Prepayment        Prepayment     Adjusted   Net         Interest     Distrib          Distributable
           Certificate        Interest          Interest       Interest   Prepayment  for prior    Cert             Certif
Class      Interest           Excess            Shortfall      Amount     Premium     Distrb Dates Interest         Interest
A1         491,218.24         0.00              0.00           0.00       0.00        0.00         0.00             491,218.24
A1X*       120,289.13         0.00              0.00           0.00       0.00        0.00         0.00             120,289.13
A2         192,093.68         0.00              0.00           0.00       0.00        0.00         0.00             192,093.68
A2X*       42,838.13          0.00              0.00           0.00       0.00        0.00         0.00             42,838.13
B          65,579.60          0.00              0.00           0.00       0.00        0.00         0.00             65,579.60
C          78,320.35          0.00              0.00           0.00       0.00        0.00         0.00             78,320.35
D          47,220.11          0.00              0.00           0.00       0.00        0.00         0.00             47,220.11
DX*        29,567.29          0.00              0.00           0.00       0.00        0.00         0.00             29,567.29
E          58,418.13          0.00              0.00           0.00       0.00        0.00         0.00             58,418.13
F          58,418.13          0.00              0.00           0.00       0.00        0.00         0.00             58,418.13
G          51,925.55          0.00              0.00           0.00       0.00        0.00         0.00             51,925.55
NR         38,975.33          0.00              0.00           0.00       0.00        0.00         0.00             38,975.33
R-I        0.00               0.00              0.00           0.00       0.00        0.00         0.00             0.00
R-II       0.00               0.00              0.00           0.00       0.00        0.00         0.00             0.00
Total      1,274,863.67       0.00              0.00           0.00       0.00        0.00         0.00             1,274,863.67

Class DX Components
DX-B*      12,308.73          0.00              0.00           0.00       0.00        0.00         0.00             12,308.73
DX-C*      12,553.13          0.00              0.00           0.00       0.00        0.00         0.00             12,553.13
DX-D*      4,705.43           0.00              0.00           0.00       0.00        0.00         0.00             4,705.43
* Notional Class

